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                                                                   EXHIBIT 99(b)

                          NOTICE OF GUARANTEED DELIVERY

                             DELHAIZE AMERICA, INC.

                                 WITH RESPECT TO
                               THE EXCHANGE OFFER

                    Pursuant to the Prospectus Dated ?, 2001

     This form must be used by a holder of 7.375% Notes due 2006, 8.125% Notes due 2011 or 9.00% Debentures due 2031 (the "Old Securities") of Delhaize America, Inc., a North Carolina corporation (the "Company"), who wishes to tender Old Securities to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated [_], 2001 and in Instruction 1 to the accompanying Letter of Transmittal. Any holder of Old Securities that wishes to tender Old Securities pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m. New York City time, on the Expiration Date. In addition, in order to utilize the guaranteed delivery procedures to tender Old Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

By Registered Mail or Certified Mail:    By Hand Delivery or Overnight Carrier:

        The Bank of New York                      The Bank of New York
         101 Barclay Street                        101 Barclay Street
      New York, New York 10286              Corporate Trust Services Window
      Attention: Diane Amoroso                        Ground Level
   Reorganization Section, 7 East               New York, New York 10286
                                                Attention: Diane Amoroso
                                             Reorganization Section, 7 East

       Facsimile Transmission (for eligible guarantor institutions only):
                                 (212) 815-6339

                To confirm by telephone or for information call:
                                 (212) 815-3738

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Delhaize America, Inc., the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" and in Instruction 1 of the Letter of Transmittal.

Aggregate Principal Amount of                   Name(s) of Registered Holder(s):
Old Securities Tendered: $
                          --------------------  --------------------------------

Certificate No.(s)
(if known):
           -----------------------------------

(Total Principal Amount Represented by
Old Notes Certificate(s))

$
 ----------------------------

[ ]      The Depositary Trust Company ("DTC")
(Check if Old Notes will be tendered by book-entry transfer and provide the following information):

DTC Account Number:
                     --------------------------------

Date:
       ----------------------------------------------


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

x
 -------------------------------------------            ---------------------

X
 -------------------------------------------            ---------------------
   Signature(s) of Owner(s)                             Date
   or Authorized Signatory



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Area Code and Telephone Number:
                               ----------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Securities or on a security position listing as the owner of Old Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------
Capacity:    -------------------------------------------------------------------
Address(es): -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------



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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Securities tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility described in the section of the Prospectus entitled "The Exchange Offer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date.



   ------------------------------------       -------------------------------
               Name of Firm                       Authorized Signature


   ------------------------------------       -------------------------------
                  Address                          Name (please print)


   ------------------------------------       -------------------------------
                 Zip Code                           Title (please print)


     Area Code and Telephone No.              Dated:
                                                    -------------------------



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NOTE: DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS FORM. ACTUAL
SURRENDER OF OLD SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Securities referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Securities, the signature must correspond with the name shown on the security position listing as the owner of the Old Securities.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Securities listed or a participant of the Book-Entry Transfer Facility, then this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Securities or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


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